Filed Pursuant to Rule 424(b)(3)

                                                      Registration No. 333-86951

PROSPECTUS SUPPLEMENT DATED MARCH 13, 2001

(To Prospectus  filed on October 27, 1999)


                                PMC-SIERRA, INC.


                                   PROSPECTUS

                        7,182,246 Shares of Common Stock*
                             -----------------------

         This Prospectus Supplement together, with the Prospectus listed above, is to be used by certain holders of the above-referenced securities or by their transferees, pledgees, donees or their successors in connection with the offer and sale of the above referenced securities.


         ------------
         *Reflects 100% stock dividend payable February 11, 2000


         The table captioned "Selling Stockholders" commencing on page 11 of the Prospectus is hereby amended to reflect the following additions and changes.


                                                        Shares to be Offered for
            Selling Stockholders                         the Selling Stockholder
----------------------------------------------------    ------------------------

Larry W. Sonsini                                                    9

Mario M. Rosati                                                     9

Judith M. O'Brien                                                   9